Exhibit A

AGREEMENT REGARDING THE JOING FILING OF
SCHEDULE 13G
_________________

The undersigned hereby agree as follows:

(i)  Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)  Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated February 14, 2012
THOMAS H. LEE EQUITY FUND V, L.P. By: THL Equity Advisors V, LLC, its General Partner By: Thomas H. Lee Partners, L.P., its sole member By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer

THOMAS H. LEE PARALLEL FUND V, L.P. By: THL Equity Advisors V, LLC, its General Partner By: Thomas H. Lee Partners, L.P., its sole member By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P. By: THL Equity Advisors V, LLC, its General Partner By: Thomas H. Lee Partners, L.P., its sole member By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP By: THL Investment Management Corp., its General Partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Assistant Treasurer

THL EQUITY ADVISORS V, LLC By: Thomas H. Lee Partners, L.P., its sole member By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer

PUTNAM INVESTMENT HOLDINGS, LLC By: Thomas H. Lee Advisors, LLC, its attorney in fact

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC, By: Putnam Investments Holdings, LLC, its Managing Member By: Thomas H. Lee Advisors, LLC, its attorney in fact

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC, By: Putnam Investments Holdings, LLC, its Managing Member By: Thomas H. Lee Advisors, LLC, its attorney in fact

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer